SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 18, 1998
                Date of Report (Date of earliest event reported)


                          DISCOVERY LABORATORIES, INC.
             (Exact name of Registrant as specified in its charter)


          Delaware                     000-26422              94-3171943
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                   Identification Number)

                                3359 Durham Road
                         Doylestown, Pennsylvania 18901
                    (Address of principal executive offices)

                                 (212) 223-9504
              (Registrant's telephone number, including area code)


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Item  5. Other Events

            Discovery Laboratories, Inc. has announced that its Board of Directors has approved the adoption of a shareholder rights plan. Reference is made to the Registrant's related press release attached hereto as Exhibit 99.1 and incorporated by reference herein (including without limitation the information set forth in the cautionary statement contained in the final paragraph of the press release).

Item  7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c)   Exhibits:

            99.1  Press Release dated August 20, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               DISCOVERY LABORATORIES, INC.

Date: August 21, 1998

                               By: /s/ Robert J. Capetola
                                   ---------------------------------------------
                                   Name: Robert J. Capetola, Ph.D.
                                   Title: President and Chief Executive Officer


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                                  Exhibit Index

    Exhibit Number                                   Description
    --------------                                   -----------

        99.1                              Press Release dated August 20, 1998.